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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of SCOLR, Inc., a Delaware corporation (the "Company"), does hereby certify that:

To my knowledge, the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2003                 By: /s/ David T. Howard
                                 -----------------------------------------------
Date                         David T. Howard, President, Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to SCOLR, Inc. and will be retained by SCOLR, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.